UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2022

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Item 1.01. Entry Into A Material Definitive Agreement.

On April 6, 2022, E2open Intermediate, LLC, on behalf of E2open Parent Holdings, Inc. (“E2open”), E2open, LLC, a subsidiary of E2open as borrower, Goldman Sachs Bank USA, as administrative agent, and the financial institutions parties thereto as lenders and issuing banks entered into Amendment No. 3 to Credit Agreement (the “Credit Agreement Amendment”), which amends that certain Credit Agreement dated as of February 4, 2021 (the “Existing Credit Agreement” as later amended and restated).

Under the Credit Agreement Amendment, E2open, LLC obtained a senior secured incremental term loan facility in an aggregate principal amount equal to $190,000,000 (the “Incremental Term Facility”). The Incremental Term Facility was documented as a fungible increase to the term loans under the Existing Credit Agreement and were drawn in full on April 6, 2022. The proceeds of the Incremental Term Facility will be used to repay the $80 million revolver balance incurred to close the Logistyx Technologies, LLC (“Logistyx”) transaction and place cash on the balance sheet to pay the remaining $95 million purchase commitments for Logistyx, should E2open elect to pay cash in lieu of stock, and for general corporate purposes. The Company will pay customary fees to Golub Capital Markets LLC (“Golub”), the lead arranger of the Credit Agreement Amendment, and Goldman Sachs.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, which E2open will file as an exhibit to its upcoming Annual Report on Form 10-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Agreement Amendment is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On April 7, 2022, E2open issued a press release announcing the entry into the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number		Description
99.1	—	Press release, dated April 7, 2022
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: April 7, 2022	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel